EXHIBIT 10.1

CHINA SHOUGUAN MINING CORPORATION

REGULATION S SUBSCRIPTION AGREEMENT

Subscription agreement, dated as of February 8, 2013, by and between the person whose name(s) appear(s) at the signature page of this agreement (the “Investor” or the “undersigned”) and China Shouguan Mining Corporation, a Nevada corporation (the “Company”), with an address of Room 3207, New World Centre, 6009 Yitian Road, Futian District, Shenzhen, PR China;

WHEREAS, the Company is desirous of raising capital through the sale of 2,000,000 shares (the “Shares” or the “Securities”) of its authorized but un-issued common stock, par value $0.01 per share (the “Common Stock”) for $0.6 per share and upon the other terms and conditions set forth herein; and

WHEREAS, the Investor is desires to purchase the Shares upon the terms and conditions set forth herein;

NOW THEREFORE, IT IS AGREED AS FOLLOWS:

SECTION 1

1.1 Subscription.

The Investor, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase the Shares in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) for a price of US$0.6 (the “Purchase Price”). The Company agrees to sell the Shares for the Purchase Price to the Investor in a private placement transaction exempt from U.S. registration pursuant to Regulation S promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”).

1.2 Purchase of Shares.

The undersigned understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Shares shall be US$1,200,000 (RMB7,476,000 ($0.6 per Share). Simultaneous with the execution and delivery of this Agreement, the undersigned shall deliver to the Company the aforementioned purchase price by wire transfer or cashiers or tellers check drawn on an institution located in the Peoples Republic of China (“PRC”) or the Hong Kong Special Administrative Region reasonably acceptable to the Company.

1.3 Acceptance or Rejection.

(a) The undersigned understands and agrees that its subscription for the Shares is irrevocable.

(b) In the event the sale of the Shares subscribed for by the undersigned is not consummated by the Company for any reason (in which event this Subscription Agreement shall be deemed to be rejected), this Subscription Agreement and any other agreement entered into between the undersigned and the Company relating to this subscription shall thereafter have no force or effect and the Company shall promptly return or cause to be returned to the undersigned the Purchase Price remitted to the Company by the undersigned, without interest thereon or deduction therefrom. If the Company has not consummated the sale of the Shares within two months of the delivery of this agreement executed by the Investor then this agreement shall be deemed to have been terminated by the Company.

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SECTION 2

2.1 Closing.

This Agreement shall take effect with the acceptance by the Company of the undersigned's subscription, as evidenced by the Company's execution of this Agreement. The closing of the present transaction shall occur within 30 days of the signing of this Agreement, whereby the Investor shall deliver a cheque for the sum of the Amount of Investment to the Company and the Company shall within 30 days thereafter deliver the certificate(s) for the Shares to the Investor.

SECTION 3

3.1 Investor Representations and Warranties.

The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company and its affiliates as follows:

(a) The undersigned has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

(b) The undersigned understands that the Company is under no obligation to register the Shares under the Securities Act, or to assist the undersigned in complying with the Securities Act or the securities laws of any state of the United States or of any foreign jurisdiction.

(c) The undersigned understands that an investment in the Shares is a speculative investment that involves a high degree of risk and the potential loss of his entire investment.

(d) The undersigned's overall commitment to investments that are not readily marketable is not disproportionate to the undersigned's net worth, and an investment in the Shares will not cause such overall commitment to become excessive.

(e) The undersigned has received all documents, records, books and other information pertaining to the undersigned’s investment in the Company that has been requested by the undersigned. The undersigned has been advised that the Company is subject to the reporting requirements of the Securities Exchange Act of 1933, as amended (the “Exchange Act”), and pursuant thereto has filed reports and other documents with the Securities and Exchange Commission which are available to the Company for review at www.sec.gov (the “Filed Documents”). The undersigned has made such review of the Filed Documents as the undersigned has deemed necessary, including, but not limited to the section entitled “RISK FACTORS” in the Company’s latest S-1/A filed with the SEC.

(f) The undersigned understands that the price of the Shares has been determined arbitrarily by the Company and may exceed the market price of the Shares to be quoted on the over the counter bulletin board. The undersigned further understands that there is a substantial risk of further dilution on his investment in the Company.

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(g)               Other than as set forth herein, the undersigned is not relying upon any other information, representation or warranty by the Company or any officer, director, stockholder, agent or representative of the Company in determining to invest in the Shares. The undersigned has consulted, to the extent deemed appropriate by the undersigned, with the undersigned’s own advisers as to the financial, tax, legal and related matters concerning an investment in the Shares and on that basis believes that his or its investment in the Shares is suitable and appropriate for the undersigned.

(h)               Compliance with Local Laws. Any resale of the Securities during the ‘distribution compliance period’ as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S. Further, any such sale of the Securities in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction. The Investor will not offer to sell or sell the Securities in any jurisdiction unless the Investor obtains all required consents, if any.

(j) Regulation S Exemption. The undersigned understands that the Securities are being offered and sold in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the applicability of such exemptions and the suitability of the undersigned to acquire the Securities. In this regard, the undersigned represents, warrants and agrees that:

1.	The undersigned is not a U.S. Person (as defined below) and is an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company and is not acquiring the Securities for the account or benefit of a U.S. Person. A U.S. Person means any one of the following:
•	any natural person resident in the United States of America;
•	any partnership or corporation organized or incorporated under the laws of the United States of America;
•	any estate of which any executor or administrator is a U.S. person;
•	any trust of which any trustee is a U.S. person;
•	any agency or branch of a foreign entity located in the United States of America;
•	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;
•	any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and
•	any partnership or corporation if:
(A) organized or incorporated under the laws of any foreign jurisdiction; and

(B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

From the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the undersigned was outside of the United States.

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(k) The undersigned will not, during the period commencing on the date of issuance of the Shares and ending on the six month anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

(l) The undersigned will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

(m) The undersigned was not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

(n) Neither the undersigned nor or any person acting on his behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Shares and the undersigned and any person acting on his behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

(o) The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

(p) Neither the undersigned nor any person acting on his behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares. The undersigned agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

(q) Each certificate representing the Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

“THE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

“TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

The undersigned consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Securities set forth in this Section 3(q). The undersigned further understands that Rule 144 under the securities Act is not available for resale of the Shares until six months after the Closing and then only on meeting all of the other conditions of Rule 144.

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SECTION 4

The Company represents and warrants to the undersigned as follows:

4.1 Organization of the Company. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada, and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

4.2        Authority. (a) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Shares; (b) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors is required; and (c) this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

SECTION 5

5.1 Indemnity. The undersigned agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and their respective successors and assigns and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

5.2 Modification. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

5.3 Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.

5.4 Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts and by facsimile, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. Signatures may be facsimiles.

5.5 Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

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5.6 Entire Agreement. This Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

5.7 Assignability. This Agreement is not transferable or assignable by the undersigned.

5.8 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada as they are applied to contracts executed, delivered and to be performed entirely within such state, without giving effect to conflicts of law principles.

5.9 Pronouns. The use herein of the masculine pronouns "him" or "his" or similar terms shall be deemed to include the feminine and neuter genders as well and the use herein of the singular pronoun shall be deemed to include the plural as well.

IN WITNESS WHEREOF, the undersigned has executed this Agreement on the 8th day of February 2013.

Amount of Investment: US$1,200,000 (RMB7,476,000)

Shares Purchased: 2,000,000 shares

/s/ WANG Hao

WANG Hao

Investor

Address: Room No. Three, No. 4 Gao Yuan Street, Chao Yang District, Beijing

ACCEPTANCE OF SUBSCRIPTION

The Company hereby accepts the above application for subscription for 2,000,000 Shares for US$1,200,000 (RMB7,476,000) on behalf of the Company.

CHINA SHOUGUAN MINING CORPORATION Dated: February 8, 2013

By: /s/ Zhang Feize

Zhang Feize, President

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